Exhibit 10.2

                               CESSATION AGREEMENT


                  This CESSATION AGREEMENT, dated as of June 28, 1999, between RESEARCH PARTNERS INTERNATIONAL, INC. ("RPII"), each of the persons listed on
Schedule I hereto (individually and collectively "Former Shareholder(s)") and each of the persons listed on Schedule II hereto (individually and collectively "Former Employee(s)" and together with the Former Shareholders, "Former Affiliates").

                  WHEREAS, in connection with a merger ("Merger") of Southeast Research Partners, Inc. ("SERP") with and into SERP Merger Corp., a wholly-owned subsidiary of RPII, pursuant to a Merger Agreement ("Merger Agreement") dated March 7, 1997, by and among RPII, SERP Merger Corp., SERP, the Former Shareholders, Peter R. McMullin ("McMullin") and Robert McAleer ("McAleer" and, together with McMullin, "Executive Management"), founders and Managing Directors of SERP,, the Former Shareholders received cash, RPII common stock and Series A Preferred Stock of RPII ("Preferred Shares") in exchange for all of their shares of the common stock of SERP;

                  WHEREAS, pursuant to an Asset Purchase Agreement ("Asset Purchase Agreement"), dated the date hereof, by and between RPII, SERP and Ryan, Beck & Co., Inc. ("RBC"), SERP is selling certain of its assets to RBC;

                  WHEREAS, pursuant to an Agreement For Exchange of Stock and Group Employment Conditions, dated the date hereof, by and between RBC and the Former Shareholders, RBC is continuing the employ of key personnel and other employees of SERP and purchasing all of the Preferred Shares owned by the Former Shareholders in exchange for stock of BankAtlantic Bancorp, Inc., a Florida corporation which is a thrift holding company and the parent company of RBC;

                  WHEREAS, on the date hereof, in connection with the closing ("Closing") of the transactions contemplated by the Asset Purchase Agreement, RBC is tendering to a wholly-owned subsidiary of RPII all of the Preferred Shares purchased from and owned by the Former Shareholders; and

                  WHEREAS, in view of the fact that immediately following the Closing, (i) the Former Shareholders will no longer own any Preferred Shares and therefore, no longer be entitled to the rights and benefits of such Preferred Shares, and (ii) the Former Employees will no longer be employed by SERP, the parties hereto desire to clarify their post-Closing rights and obligations.

                  NOW THEREFORE, in consideration of the mutual representations, warranties, agreements and covenants hereinafter set forth, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Termination of Merger Agreement; Exceptions; Cancellation of Preferred Shares; Remedial Action.

                  1.1 Termination of Merger Agreement. The Merger Agreement is hereby terminated and of no further force and effect, with the exception of the following sections, which shall survive the termination of the Merger Agreement:

                           1.1.1    Exceptions

                                    a.      Sections  5.08 (a), (b), (e) and (f)
of the Merger Agreement relating to confidentiality (provided, however, that (i) the customer lists of the Former Employees and (ii) the clients, trade secrets, customer leads, information concerning customers and the "know-how" or methodologies of the Former Employees regarding their SERP business or the business that they conducted on behalf of Early Bird Investor AG ("Early Bird") shall no longer be deemed confidential information of RPII or its wholly-owned subsidiary SERP); and

                                    b.      Sections 7.01 (ii),  7.02 (ii),
7.03 and 7.06 of the Merger Agreement relating to indemnification for the operations of SERP prior to March 7, 1997 (and not with respect to representations and warranties set forth in the Merger Agreement) and such provisions shall survive until March 7, 2000.

                          1.1.2    Effect of Termination of Merger  Agreement.
Except as set forth in 1.1.1 above and as otherwise provided in this Agreement, all further obligations of the parties to the Merger Agreement to each other shall terminate, no party shall have any right against the other party thereto.

                  1.2 Cancellation of Preferred Shares. All of the Preferred Shares owned by any Former Shareholder are being retired by RPII simultaneously with the execution of this Agreement and the Former Shareholders shall have no rights or benefits with respect thereto.

                  1.3 Remedial Action. If any Former Affiliate commits a material breach, or threatens to commit a material breach, of any of the provisions of this Cessation Agreement, RPII shall have the right and remedy to have the provisions of this Cessation Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed by each Former Affiliate that his or her acts contemplated hereunder are of a special and unique character and that any such material breach or threatened material breach will cause irreparable injury to RPII and that money damages will not provide an adequate remedy to RPII.

         2. Payment. The following payments or payment arrangements shall be made or effected on July 15, 1999 in accordance with RPII's customary payment practices.
                  2.1 RPII's Payment to Former Affiliates. RPII shall pay to each Former Affiliate, his or her compensation pro-rated through the date of the Closing, less applicable withholding and other deductions required by federal, state and local law consistent with past practice.

                  2.3 Escrow and Reserves. Pursuant to the Merger Agreement, an escrow account of $100,000 ("Escrow Fund") was established and maintained by an escrow agent ("Escrow Agent") pursuant to an escrow agreement ("Escrow Agreement") to cover adjustments to the purchase price paid under the Merger Agreement, based on SERP's audited net tangible book value. The parties hereto acknowledge and agree that the entire Escrow Fund shall be released to RPII whenever it requests same from the Escrow Agent. This Agreement shall constitute written instructions by the Former Shareholders to the Escrow Agent under the Escrow Agreement to dispose of the Escrow Fund as indicated above. RPII represents that it will maintain $3,775 on its books as a reserve for the purpose of reimbursing RPII for costs it may incur in connection with the outstanding arbitrations regarding the Former Affiliates.

                  2.4 Cash Payments to Former Shareholders Become Vested. Cash payments made to the Former Shareholders pursuant to the Merger Agreement, shall be fully vested and not subject to forfeiture to RPII pursuant to the terms of the Merger Agreement.

                  2.5 Vesting of Stock and Stock Options. Any vesting provisions contained in any stock option or other agreement relating to stock of RPII or options to purchase stock of RPII granted to Former Affiliates to purchase any shares of RPII shall be honored by RPII in accordance with the terms of such agreement; provided, however, that any stock of RPII or options to purchase stock of RPII which have not vested as of the day of Closing shall be accelerated and will be deemed vested as of the day of the Closing. Notwithstanding the foregoing, all options which are exercisable or become exercisable pursuant to the preceding sentence, but which are not exercised as of the date of Closing, shall expire on the 91st day after the Closing date.

                  2.6 Vesting of 401(k) Employer Contribution. Any matching contribution of RPII's common stock to the account of a Former Affiliate, to the extent possible and in the manner provided for under RPII's 401(k) plan, shall "vest" in the account of such Former Affiliate and such shares of common stock may be transferred pursuant to and at the direction of such Former Affiliate.

                  2.7 Loan Forgiveness. RPII hereby forgives loans made to Neil Sweig and William Weber in the aggregate amount of $41,666,67 and to Kathleen Maguire, L. Robert Duffy, Ronald Weber and William Roosevelt.

         3. Representations, Warranties and Covenants of the Former Affiliates.

                  3.1 Former Affiliates. Each of the Former Affiliates severally and not jointly represents, warrants and covenants to RPII and SERP as follows and acknowledges that RPII and SERP are relying upon such representations, warranties and covenants in connection with the consummation of the transactions contemplated by the Cessation Agreement and the Asset Purchase Agreement:

                           3.1.1    Except as otherwise provided in this
Cessation Agreement, he or she expressly waives any rights or claims that he or she may have or assert, as a result of being an owner of Preferred Shares.

                           3.1.2    That in  deciding  to  execute  this
Cessation Agreement, he or she has been advised to consult with an attorney and/or any other advisors of his or her choice and has relied entirely upon his or her own judgment, and that of his or her counsel, and that he or she has read this Cessation Agreement and has adequate time to consider its terms and effects and to ask questions that he or she may have of anyone, including legal counsel.

                           3.1.3    Other than as set forth in  Schedule  3.1.3
attached hereto, (a) there is no action, suit, arbitration, or other proceeding pending or to his or her best knowledge, threatened against him or her before any court, federal, state, municipal or other governmental department or agency or other tribunal; and (b) he or she is not subject to any order, judgment, injunction or decree which could materially adversely affect RPII or SERP. He or she has not filed any action, complaint, charge, grievance or arbitration or commenced any other proceeding, administrative or judicial regarding RPII and/or SERP.

                           3.1.4    He or she  understands  that this agreement
is legally binding. He or she had voluntarily chosen to enter into this agreement and has not been forced or pressured in any way to sign it. Each of the Former Employees has been advised to consult with an attorney prior to executing this Cessation Agreement and the General Release annexed hereto as Exhibit A. He or she, in executing this Cessation Agreement and the General Release, has not relied upon any representation or statement not set forth herein made by RPII or SERP with regard to the subject matter, basis or effect of this Cessation Agreement or otherwise.

                           3.1.5 He or she has full power and authority to enter
into this Cessation Agreement and to carry out the transactions contemplated hereby. This Cessation Agreement has been duly executed by him or her and constitutes a valid and legally binding obligation of him or her enforceable against him or her in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or other laws generally affecting creditors' rights or as may be modified by a court of equity in an action for specific performance.

                           3.1.6    To the  best  of his  or her  knowledge,
the performance of this Cessation Agreement by him or her in accordance with its terms will not, with or without the giving of notice or the passage of time or otherwise, conflict with, or result in a breach or violation of or constitute a default under any material contract or other material agreement to which he or she is a party (other than as contemplated by this Cessation Agreement), terminate or modify or give any third party the right to terminate or modify, the provisions or terms of any material contract to which SERP or RPII is a party relating to him or her, or result in any suspension, revocation, impairment, forfeiture or non renewal of any material permit, license, qualification, authorization or approval applicable to SERP.

                           3.1.7    Except  as set  forth in  Schedule  3.1.7
hereof, he or she has at all times during his or her employment with SERP, conducted his or her business in compliance in all material respects with all applicable laws, rules, regulations and court or administrative orders and processes including without limitation, any that relate to broker-dealer regulations and internal compliance, and if applicable, supervisory rules of SERP and/or GKN Securities Corp.

                           3.1.8    Each of the Executive Management,  jointly
and severally represents to RPII and SERP, and acknowledges that RPII and SERP are relying upon such representations in connection with the consummation of the transactions contemplated by this Cessation Agreement and the Asset Purchase Agreement, that the representations of SERP in Sections (3.03 (ii) -- only to the best of their knowledge), 3.04, 3.05, 3.06 (3.07(i) -- only to the best of their knowledge) and 3.07(ii), (iii) and the remainder of 3.07 of Article III of the Asset Purchase Agreement are true and correct in all respects.

             3.2 Each Former Affiliate has executed the Specific Release attached as Exhibit A hereto and acknowledges and that it shall be delivered to RPII upon its execution of this Agreement.

            3.3 The Executive Management have executed the appropriate resignations attached as Exhibit B hereto and acknowledge that they shall be delivered to RPII upon its execution of this Agreement.

         4. Representations and Warranties of RPII and SERP. RPII and SERP, jointly and severally, represents and warrants to each Former Affiliate, as follows:

                  4.1 Each of RPII and SERP represents that it is a corporation duly organized and validly existing under the law of the State of its incorporation and is qualified to do business in each State in which it is required to so qualify.

                  4.2 Each of RPII and SERP has full corporate power and authority to enter into this Cessation Agreement and to carry out the transactions contemplated hereby. The execution, delivery and performance of this Cessation Agreement by each of RPII and SERP has been duly authorized by all necessary corporate action. This Cessation Agreement has been duly executed by each of RPII and SERP and constitutes a valid and legally binding obligation of each of them enforceable against them in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or other laws generally affecting creditors' rights or as may be modified by a court of equity in an action for specific performance.

                  4.3 The performance of this Cessation Agreement by each of RPII and SERP in accordance with its terms will not, with or without the giving of notice or the passage of time, or both, conflict with, result in a default, right to accelerate or loss of rights under, or result in the creation of any encumbrance pursuant to, (i) any provision of the certificate of incorporation or by-laws of either RPII or SERP, or (ii) any mortgage, indenture or deed of trust or any material lease, license, franchise or other agreement to which either RPII or SERP is a party or by which either of them (or any of their respective assets, properties, operations or business) may be bound or affected.

         5.       Additional Covenants of Former Affiliates.

                  5.1 Each Former Affiliate shall execute such documents and other papers and take such further actions as may be reasonably required or requested by RPII to carry out the transactions contemplated hereby and by the Asset Purchase Agreement. Each Former Affiliate shall use his or her best efforts to fulfill his obligations under and to take or cause to be taken, all actions and to do, or cause to be done, all other things necessary proper or advisable or as reasonably requested by RPII to consummate or make effective, as promptly as possible, the transactions and covenants contemplated by this Cessation Agreement (including, without limitation in Section 2 hereof), the Asset Purchase Agreement, the Research Agreement contemplated by the Asset Purchase Agreement and the Agreement for Exchange of Stock and Group Employment Conditions contemplated by the Asset Purchase Agreement.

                  5.2 Each Former Affiliate shall indemnify and hold harmless RPII and SERP and their respective directors, officers and agents, from and against, and shall reimburse such persons for any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, reasonable attorneys' fees and costs) to which any of them may become subject, arising out of or relating to (a) the breach of such Former Affiliate's representations, warranties and/or covenants contained in this Cessation Agreement or (b) any investigation of or claim, order, fee or award arising out of such Former Affiliate's brokerage activities by any governmental authority, agency or customer.

                  5.3 Each Former Affiliate shall execute such documents and other papers and take such further actions and cooperate with RPII in any manner as may be reasonably required or requested by RPII in connection with RPII's defense of any complaint, claim, investigation or other matter relating to such Former Affiliate.

         6. Covenants of RPII and SERP.

                  6.1 Each of RPII and SERP shall execute such documents and other papers and take such further actions as may be reasonably required or requested by any Former Affiliate to carry out the provisions hereof and the transactions contemplated hereby. Each of RPII and SERP shall use its best efforts to take or cause to be taken, all actions and to do, or cause to be done, all other things necessary propr or available or as reasonably requested by any Former Affiliate to consummate and make effective, as promptly as possible the transactions and covenants contemplated by this Cessation Agreement (including, without limitation in Section 2 hereof).

                  6.2 Each of RPII and SERP will cooperate with the Former Affiliates and execute and deliver to them such other instruments and documents and take such other actions as may be reasonably requested from time to time by such Former Affiliates as necessary to carry out, evidence and confirm the intended purposes of this Cessation Agreement.

         7.       Miscellaneous.

                  7.1 Press Release; Public Announcements. The parties hereto shall not make any public announcements in respect of this Cessation Agreement or the Asset Purchase Agreement or the transactions contemplated herein or therein without the prior approval as to the form and content thereof by RPII or the Executive Management. Notwithstanding the foregoing, (i) RPII may make any disclosure which its counsel deems is necessary or advisable and (ii) each of RPII and the Former Affiliates may make appropriate disclosure of the transactions contemplated by this Cessation Agreement and the Asset Purchase Agreement to their professional advisors and/or executive officers and directors, as the case may be.

                  7.2 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered or mailed if delivered personally or mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties to this Cessation Agreement at the following addresses (or at such other address for a party as shall be specified by like notice, except that notices of changes of address shall be effective upon receipt):

                           (a)      If to RPII or SERP:

                                    Research Partners International, Inc.
                                    One State Street Plaza
                                    New York, New York 10004
                                    Attention: Peter R. Kent
                                                  Chief Operating Officer,
                                                  Executive Vice President
                                    Fax: (212) 363-4284
                                    with a copy to:

                                    Graubard Mollen & Miller
                                    600 Third Avenue
                                    New York, New York 10016
                                    Attention: David Alan Miller, Esq.
                                    Fax No.: (212) 818-8881

                           (b)      If to a Former Affiliate:

                                    to the address set forth on
                                    Schedule I or II attached hereto

                                    with a copy to:

                                    Ryan, Beck & Co.
                                    220 South Orange Avenue
                                    Livingston, NJ 07039
                                    Attention: Ben A. Plotkin, President
                                               Leonard Stanley, Senior Vice
                                               President
                                    Fax No.: (973) 597-1258


                  7.3 Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by the parties hereto and by the parties to the Asset Purchase Agreement.

                  7.4 Severability. If any term or other provision of this Cessation Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Cessation Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Cessation Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

                  7.5 Entire Agreement. This Agreement and the Schedules and Exhibits hereto constitute the entire agreement and supersede all prior agreements and undertakings, both written and oral, between the parties hereto with respect to the subject matter hereof and are not intended to confer upon any other person any rights or remedies hereunder. Notwithstanding the foregoing, the provisions set forth in the Merger Agreement referenced in
Section 1.1.1 hereof shall survive and continue to bind the parties bound by such provisions through the execution, consummation and any subsequent termination of this Cessation Agreement.

                  7.6 Assignment. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties. This Agreement shall not be assigned by operation of law or otherwise, provided, however, that RPII may assign its rights to one or more, direct or indirect, wholly owned subsidiaries, provided further, however, in the event of any assignment by RPII, RPII shall remain liable with respect to all of its obligations hereunder. For purposes of this Agreement, the term "RPII" shall include any such assignee.

                  7.7 Governing Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal law of the State of New York without regard to conflicts of law. Each party hereby submits to the exclusive jurisdiction of the courts (city, state and federal) located in the County of New York, State of New York, for any action, proceeding or claim brought by any other party pursuant to this Cessation Agreement or any other agreement, instrument or other document executed and delivered in connection with this Cessation Agreement or pursuant hereto. Service of process in any such action or proceeding brought against a party may be made by registered mail addressed to such Party at the address set forth in Section 7.2 or to such other address as such party shall notify the other Party in writing.

                  7.8 Counterparts. This Cessation Agreement may be executed in one or more counterparts, and by the different parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement.

                  7.9 Nature and Survival of Representations and Warranties. All representations and warranties made in this Cessation Agreement by the parties hereto shall survive the Closing to the same extent and for the same duration as that of the SERP representations in the Asset Purchase Agreement.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.


                                 RESEARCH PARTNERS INTERNATIONAL, INC.


                                         /s/ Peter R. Kent
                                 By: ______________________________________
                                     Name: Peter R. Kent
                                     Title:    Chief Operating Officer and
                                               Executive Vice President



                               FORMER SHAREHOLDERS


/s/ Robert McAleer                      /s/ Deborah J. Nash
----------------------                  ------------------------
ROBERT McALEER                          DEBORAH J. NASH


/s/ Peter R. McMullin                   /s/ Robert Wasserman
----------------------                  ------------------------
PETER R. McMULLIN                       ROBERT WASSERMAN

/s/ Timothy L. Jones                    /s/ John J. Seaman
----------------------                  ------------------------
TIMOTHY L. JONES                        JOHN J. SEAMAN

/s/ Peter J. Larkworthy                 /s/ Gary Ford
-----------------------                 ------------------------
PETER J. LARKWORTHY                     GARY FORD

/s/ Peter L. Dodge                      /s/ Jay Wasserman
-----------------------                 ------------------------
PHILIP L. DODGE                         JAY WASSERMAN

                                FORMER EMPLOYEES


/s/ Robert Betes                             /s/ William Betes
--------------------------                   ------------------------
ROBERT BETES                                 WILLIAM BETES

/s/ Andrea Brooks                            /s/ Benjamin Lu
--------------------------                   ------------------------
ANDREA BROOKS                                BENJAMIN LU

/s/ Wayne Clayton                            /s/ Kathleen Maguire
--------------------------                   --------------------------
WAYNE CLAYTON                                KATHLEEN MAGUIRE

/s/ Oliver Cowan                             /s/ Robert McAleer
--------------------------                   --------------------------
OLIVER COWAN                                 ROBERT McALEER

/s/ Valeria Dean                             /s/ Peter McMullin
-------------------------                    --------------------------
VALERIA DEAN                                 PETER McMULLIN

/s/ Philip Dodge                             /s/ Paul Mix
-------------------------                    ---------------------------
PHILIP DODGE                                 PAUL MIX

/s/ Robert Duffy                             /s/ Deborah Nash
-------------------------                    ---------------------------
ROBERT DUFFY                                 DEBORAH NASH

/s/ Debbie Dunning                           /s/ Jennifer Plante
-------------------------                    ---------------------------
DEBBIE DUNNING                               JENNIFER PLANTE

/s/ Jordan Estra                             /s/ William Roosevelt
-------------------------                    ---------------------------
JORDAN ESTRA                                 WILLIAM ROOSEVELT

/s/ Gary Ford                                /s/ Francine Rubinstein
-------------------------                    ---------------------------
GARY FORD                                    FRANCINE RUBINSTEIN

/s/ Anthony Gaus                             /s/ Gerald Schultz
-------------------------                    ---------------------------
ANTHONY GAUS                                 GERALD SCHULTZ

/s/ Assia Georgieva                          /s/ John Seaman
-------------------------                    ---------------------------
ASSIA GEORGIEVA                              JOHN SEAMAN

/s/ Kathy Hille                              /s/ Neil Sweig
-------------------------                    ---------------------------
KATHY HILLE                                  NEIL SWEIG

/s/ Timothy Jones                            /s/ Peter Treadway
-------------------------                    ---------------------------
TIMOTHY JONES                                PETER TREADWAY

/s/ John Kelly                               /s/ Jay Wasserman
-------------------------                    ---------------------------
JOHN KELLY                                   JAY WASSERMAN

/s/ Debbie Lachance                          /s/ Robert Wasserman
-------------------------                    ---------------------------
DEBBIE LACHANCE                              ROBERT WASSERMAN

/s/ Peter Larkworthy                         /s/ Ronald Weber
-------------------------                    ---------------------------
PETER LARKWORTHY                             RONALD WEBER

/s/ Michelle Lawrence                        /s/ William Weber
-------------------------                    ---------------------------
MICHELLE LAWRENCE                            WILLIAM WEBER

                                             /s/ Le Anne Zhao
                                             ---------------------------
                                             LE ANNE ZHAO

                                                             Schedule 1

A.       Series A Preferred Shareholders (Former Shareholders)

                          Series A
                          Preferred         Social Security
Name                      Shares            Number             Address
-------------------       ----------        ----------------   -----------------
McALEER, Robert T.        307,200           ###-##-####        13080 Sabel Chase           Palm Beach Gardens     FL       33418

McMULLIN, Peter R.        307,200           ###-##-####        2062 N.W. 29th Road         Boca Raton             FL       33431

JONES, Timothy L.         120,000           ###-##-####        2799 N.W. 7th Terr.         Boca Raton             FL       33434

LARKWORTHY, Peter J.       79,200           ###-##-####        21566 E. Hollandaire Dr.    Boca Raton             FL       33433

DODGE, Philip L.           72,000           ###-##-####        2299 Acorn Palm Road        Boca Raton             FL       33432

WASSERMAN, Jay             43,200           ###-##-####        6795 Allegre Court          Boca Raton             FL       33433

SEAMAN, John J.            48,000           ###-##-####        2161 N.W. 23rd Way          Boca Raton             FL       33431

NASH, Deborah J.           31,200           ###-##-####        6875 Terra Tranquilla Dr.   Boca Raton             FL       33433

WASSERMAN, Robert          24,000           ###-##-####        6855 Giralda Circle         Boca Raton             FL       33433

FORD, Gary                 7,200            ###-##-####        8171 Mizner lane            Boca Raton             FL       33433

                                                                   Schedule II

                                FORMER EMPLOYEES


Name

Betes, Robert
Betes, William
Brooks, Andrea
Clayton, Wayne
Cowan, Oliver
Dean, Veleria
Dodge, Phillip
Duffy, Robert
Dunning, Debbie
Estra, Jordan
Ford, Gary
Gaus, Anthony
Georgieva, Assia
Hille, Kathy
Jones, Timothy
Kelly, John
LaChance, Debbie
Larkworthy, Peter
Lawrence, Michelle
Lu, Benjamin
Maguire, Kathleen
McAleer, Robert
McMullin, Peter
Mix, Paul
Nash, Deborah
Plante, Jennifer
Roosevelt, William
Rubinstein, Francine
Schultz, Gerald
Seaman, John
Sweig, Neil
Treadway, Peter
Wasserman, Jay
Wasserman, Robert
Weber, Ronald
Weber, William
Zhao, Le Anne

                                                               Schedule 3.1.3


                                   Litigation


     Bernard and Annette Todrni v. Southeast Research Partners, Inc., and Ross Appleman, NASD No. 98-03646.

     The above matter is the only remaining open case against Southeast Research Partners, Inc. ("SERP"). The Todrin arbitration was filed with the NASD and, in November 1998, was submitted to SERP for a response. SERP filed a motion for a more definite statement. In response to SERP's motion for a more definite statement, claimants submitted an amended claim in February 1999. An answer was submitted by SERP in March 1999.

     Claimants allege that their account executive at SERP, Ross Appleman, executed unsuitable transactions in their account that resulted in a loss of $80,000. Claimants allege that SERP is liable for failure to appropriately supervise the activity in their account.

     SERP responded that the activity in their account was consistent with the information provided on the new account documentation. In addition, SERP asserted that Josephthal, Lyon & Ross had contractually agreed to provide SERP with certain "back office" functions, such as compliance. SERP asserted cross-claims against Appleman and Josephthal, Lyon & Ross for indemnification or contribution, or both, as the case may be.

     An arbitration panel has been selected but no hearing date has been scheduled.

     In addition, please be advised of the facts and circumstances surrounding the trades executed for the Christie Group entered by Sean Boyle of the Christie Group. Both the Christie Group and Sean Boyle failed to settle 3 transactions in March of 1999 resulting in a loss to RPII of approximately $397,000. An investigative case is pending.

                                                                   EXHIBIT A

                                SPECIFIC RELEASE

         WHEREAS, I, __________________________ and Research Partners
International, Inc. ("RPII") have entered into a Cessation Agreement involving all matters presently existing between us ("Cessation Agreement");

         WHEREAS, as a condition of RPII performing its obligations as provided in the Cessation Agreement, I have agreed to execute and comply fully with the terms and provisions of the Cessation Agreement; and

         WHEREAS, the Cessation Agreement provides that I will execute and comply fully with the terms and conditions of the General Release herein:

         NOW, THEREFORE, I _________________________, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby release and forever discharge RPII and any and all of RPII's divisions, affiliates, subsidiaries, predecessors, successors, assigns, partners, officers, directors, trustees, employees, agents, stockholders, administrators, representatives, attorneys, insurers or fiduciaries (hereinafter collectively referred to as the "Releasee"), from all claims for compensation which may be due to me from Releasee and all contracts and/or agreements, known or unknown, which against or with Releasee, I ever had, now have or hereafter can, shall or may have; provided, however that I do not release Releasee for monies due to me for (i) my activities during the month of June 1999; (ii) my designated orders;
(iii) the Research Pool amount listed on the attached Exhibit A hereto, as designated by the Executive Management; (iv) with respect to Deborah Nash, 20% of the underwriting compensation regarding Cheap Tickets, American Classic Voyages and Marine Drilling in excess of $1,789.88 but in an amount substantially the same as set forth on Exhibit A and the amount regarding Objective Communications set forth on Exhibit A; and (v) the Warrant distribution as set forth on Exhibit A.

         I understand that this Specific Release is a legally binding release and that by signing this release, I am prevented from filing or commencing any action, complaint, charge, grievance, arbitration or any other proceedings, administrative or judicial, with regard to any of the claims released in this Specific Release.

         I further affirm that no statements, representations or promises have been made to me to influence me to sign this Specific Release except as stated in the Cessation Agreement and in this Specific Release, and that I have signed this Specific Release of my own free will, relying entirely upon my own judgment and after conferring with my private legal counsel, on behalf of myself and each and every one of my dependents, heirs, executors, administrators, personal and/or legal representatives and assigns.

         I further affirm that I have read this Specific Release and have had adequate time to consider its terms and effects and to ask any questions that I may have of anyone, including counsel of my own choosing, and that I have executed this Specific Release voluntarily and with full understanding of its terms and effects.

         I further affirm that no fact, evidence, event or transaction currently unknown to me but which hereafter may become known to me shall affect in any way or manner the final and unconditional nature of this Specific Release.

Dated: _________________, 1999              _______________________________
                                            Signature


                                            _______________________________
                                            Print Name

                                                                      Exhibit B




[Date]




Research Partners International, Inc.
One State Street Plaza
New York, NY 10004

Southeast Research Partners, Inc.
2101 Corporate Boulevard
Suite 402
Boca Raton, FL 33431

Dear Sirs:

Effective immediately, the undersigned hereby resigns as an officer and/or director of Research Partners International, Inc. and all of its affiliates, including Southeast Research Partners, Inc.

                                                     Very truly yours,

                                                     /s/ Robert McAleer
                                                    --------------------
                                                     Robert McAleer

                                                                  Exhibit B






[Date]




Research Partners International, Inc.
One State Street Plaza
New York, NY 10004

Southeast Research Partners, Inc.
2101 Corporate Boulevard
Suite 402
Boca Raton, FL 33431

Dear Sirs:

Effective immediately, the undersigned hereby resigns as an officer and/or director of Research Partners International, Inc. and all of its affiliates, including Southeast Research Partners, Inc.

                                                     Very truly yours,

                                                     /s/ Peter R. McMullin
                                                     ----------------------
                                                     Peter R. McMullin